                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                           ---

Check the appropriate box:
    Preliminary Proxy Statement                   Confidential, for Use of the
---                                          ---  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
 X   Definitive Proxy Statement
---
     Definitive Additional Materials
---
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
---

                              Cardinal Health, Inc.
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

                                       NA
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 X   No fee required.
---
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
---

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
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___  Fee paid previously with preliminary materials:
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0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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
                          [CARDINAL HEALTH, INC. LOGO]

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 5, 1997

                             ----------------------

         Notice is hereby given that the Annual Meeting of Shareholders of Cardinal Health, Inc., an Ohio corporation (the "Company"), will be held at the Company's corporate offices at 5555 Glendon Court, Dublin, Ohio, on Wednesday, November 5, 1997, at 8:00 a.m., local time, for the following purposes:

                  1. To elect four Directors, each to serve for a term of three years and until his or her successor is duly elected and qualified;

                  2. To vote on a proposal to amend the Company's Equity Incentive Plan as described in the Company's Proxy Statement; and

                  3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Only shareholders of record on September 12, 1997, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.


                  By Order of the Board of Directors.

                                              GEORGE H. BENNETT, JR., Secretary

October 13, 1997

         SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                          [CARDINAL HEALTH, INC. LOGO]

                                PROXY STATEMENT

         This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), for use at the annual meeting of the shareholders of the Company (the "Annual Meeting") to be held on Wednesday, November 5, 1997, at the Company's corporate offices at 5555 Glendon Court, Dublin, Ohio, at 8:00 a.m. local time and at any adjournment or postponement thereof. This proxy statement and the accompanying proxy, together with the Company's Annual Report to Shareholders for the fiscal year ended June 30, 1997, are first being sent to shareholders on or about October 13, 1997.

         The close of business on September 12, 1997, has been fixed as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At that date, the Company had outstanding 109,202,649 common shares, without par value ("Common Shares"). Except as set forth below, holders of Common Shares at the record date are entitled to one vote per share for the election of Directors and upon all matters on which shareholders are entitled to vote.

         The address of the Company's principal executive office is 5555 Glendon Court, Dublin, Ohio 43016.

                             ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of twelve members, divided into three classes of four members each. The Company's Restated Code of Regulations, as amended, provides that the number of Directors may be increased or decreased by action of the Board of Directors upon the majority vote of the Board, but in no case shall the number of Directors be fewer than nine or more than fourteen without an amendment approved by the affirmative vote of the holders of not less than 75% of the shares having voting power with respect to that proposed amendment.

         At the meeting, Common Shares represented by proxies, unless otherwise specified, will be voted for the election of the four nominees hereinafter named, each to serve for a term of three years and until his or her successor is duly elected and qualified. If, by reason of death or other unexpected occurrence, any one or more of the nominees should not be available for election, the proxies will be voted for the election of such substitute nominee(s) as the Board of Directors may propose. Proxies may not be voted at the Annual Meeting for a greater number of persons than the four nominees named in this proxy statement, although additional nominations may be made by shareholders at the meeting.

         Under Ohio law, if notice in writing is given by any shareholder entitled to vote at the Annual Meeting to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that such shareholder desires that the voting for election of Directors be cumulative, and if an announcement of the giving of such notice is made upon the convening of such meeting by the Chairman or Secretary, or by or on behalf of the shareholder giving such notice, each shareholder entitled to vote at the Annual Meeting shall have the right to cumulate such voting power as he possesses at such election and to give one nominee a number of votes equal to the number of Directors to be elected multiplied by the number of shares he holds, or to distribute his votes on the same basis among two or more nominees, as he sees fit. If voting for the election of Directors is cumulative, the persons named in the enclosed proxy will vote the shares represented thereby and by other proxies held by them so as to elect as many of the four nominees named below as possible. Under Ohio law and the Company's Articles of Incorporation, broker non-votes will not be counted in favor of or against election of any nominee. The four nominees receiving the greatest number of votes will be elected Directors.

         Listed below are the names of those persons nominated for election as Directors of the Company (each is currently a Director of the Company), and of the Directors of the Company whose terms of office will continue after the meeting, their principal occupations, other directorships (which are shown parenthetically), ages as of September 12, 1997, the year in which each first became a Director of the Company or the Company's predecessor in interest, and the year in which each such Director's term as a Director will expire:

                   NOMINEES FOR ELECTION AT THE ANNUAL MEETING

NAME                          AGE     PRINCIPAL OCCUPATION(1)                          DIRECTOR        TERM
----                          ---     -----------------------                          --------        ----
                                                                                        SINCE         EXPIRES
                                                                                        -----         -------
John F. Finn...............    49     Chairman and Chief Executive Officer               1994          1997
                                      of Gardner, Inc., an outdoor power
                                      equipment distributor.


John F. Havens.............    70     Retired Chairman and Director Emeritus             1979          1997
                                      of Banc One Corporation, a bank holding
                                      company (Worthington Industries, Inc.).

L. Jack Van Fossen.........    60     Retired President and Chief Executive              1983          1997
                                      Officer of Red Roof Inns, Inc., a lodging
                                      company (The Scotts Company).

Robert D. Walter...........    52     Chairman and Chief Executive Officer of the        1971          1997
                                      Company (Banc One Corporation, Karrington
                                      Health, Inc., and Westinghouse Electric
                                      Corporation). (2)

          DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE ANNUAL MEETING

NAME                          AGE     PRINCIPAL OCCUPATION(1)                          DIRECTOR        TERM
----                          ---     -----------------------                          --------        ----
                                                                                        SINCE         EXPIRES
                                                                                        -----         -------
Robert L. Gerbig...........    52     President and Chief Executive Officer of           1975          1998
                                      Gerbig, Snell/Weisheimer & Associates,
                                      Inc., an advertising agency.

George R. Manser...........    66     Chairman of Uniglobe Travel (Capital               1977          1998
                                      Cities) Inc. and Director of Corporate
                                      Finance of Uniglobe Travel (U.S.A.) LLC,
                                      travel planning services companies; and
                                      Advisory Director to Corporate Finance
                                      Dept. of J.C. Bradford & Co., a financial
                                      services company (AmeriLink Corporation,
                                      Checkfree Corporation, Hallmark Financial
                                      Services, Inc., and State Auto Financial
                                      Corporation).

NAME                          AGE     PRINCIPAL OCCUPATION(1)                          DIRECTOR        TERM
----                          ---     -----------------------                          --------        ----
                                                                                        SINCE         EXPIRES
                                                                                        -----         -------
Jerry E. Robertson.........    64     Retired Executive Vice President of the            1991          1998
                                      Life Sciences Sector and Corporate
                                      Services of Minnesota Mining &
                                      Manufacturing Company, a manufacturer of
                                      industrial commercial, health care and
                                      consumer products (Manor Care, Inc.,
                                      Coherent, Inc., Haemonetics Corporation,
                                      Steris Corporation, Medwave, Inc., and
                                      Choice Hotels International, Inc.).

Melburn G. Whitmire........    58     Vice Chairman of the Company. (2)                  1994          1998

Regina E. Herzlinger.......    53     Professor, Harvard University Graduate             1995          1999
                                      School of Business Administration (C.R.
                                      Bard, Inc., Deere & Company, Manor Care,
                                      Inc., Schering-Plough Corporation, and
                                      Total Renal Care Holdings, Inc.).

J. Michael Losh............    51     Executive Vice President and Chief                 1996          1999
                                      Financial Officer of General Motors
                                      Corporation, an automobile manufacturing
                                      company.

John C. Kane...............    57     President and Chief Operating Officer of           1993          1999
                                      the Company (Connetics Corporation). (2)

John B. McCoy..............    54     Chairman and Chief Executive Officer of            1987          1999
                                      Banc One Corporation, a bank holding
                                      company (Banc One Corporation, Federal
                                      Home Loan Mortgage Corporation, Tenneco
                                      Incorporated, and Ameritech Corporation).

    (1) Each of the above Directors, except Messrs. Kane, Manser, Van Fossen, and Whitmire, either has had the positions shown or has had other executive positions with the same employer for more than five years. Mr. Kane, prior to joining the Company in February 1993, was employed by Abbott Laboratories, a pharmaceutical and health care products manufacturer, where he served most recently as president of the Ross Laboratories Division. Mr. Manser, prior to his retirement in June 1994, was a director and Chairman of the Board of North American National Corporation, an insurance holding company. Mr. Van Fossen retired from Red Roof Inns in June 1995. Prior to the Company's merger transaction in February 1994 with Whitmire Distribution Corporation ("Whitmire"), Mr. Whitmire was Chairman, President, and Chief Executive Officer of Whitmire.

    (2) Messrs. Kane and Walter are officers and directors of various subsidiaries of the Company; Mr. Whitmire is an officer of Whitmire.

         Four regular meetings and two special meetings of the Company's Board of Directors were held during the fiscal year ended June 30, 1997. Each Director, except Dr. Robertson, attended 75% or more of the meetings of the Board and Board committees on which he or she served.

         Messrs. Manser, McCoy, Walter, and Whitmire are the current members of the Board's Executive Committee, which is empowered to exercise all powers and perform all duties of the Board of Directors when the Board is not in session other than the authority to fill vacancies among the Directors or in any committee of the Directors. The Executive Committee did not meet during the last fiscal year, but acted numerous times by written action without a meeting pursuant to Ohio law.

         Messrs. Finn and Gerbig, Mrs. Herzlinger, and Dr. Robertson are the current members of the Board's Audit Committee, which is empowered to exercise all powers and authority of the Board of Directors with respect to the Company's annual audit, accounting policies, financial reporting, and internal controls. The Audit Committee met four times during the last fiscal year.

         Messrs. Losh, Manser, and Van Fossen are the current members of the Board's Compensation and Personnel Committee, which is empowered to exercise all powers and authority of the Board of Directors with respect to compensation of the employees of the Company, sales to employees of stock in the Company, and grants to employees of options to purchase stock in the Company. The Compensation and Personnel Committee met five times during the last fiscal year and acted several times by written action without a meeting pursuant to Ohio law.

         Messrs. Losh and McCoy and Dr. Robertson are the current members of the Board's Nominating Committee, which is empowered to exercise all powers and authority of the Board of Directors with respect to selection of nominees to serve on the Board and its various committees. The Nominating Committee will consider nominees recommended by shareholders upon submission in writing to the Secretary of the Company of the names of such nominees, together with their qualifications for service as a Director of the Company. The Nominating Committee did not meet during the fiscal year ended June 30, 1997.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         A property which includes parts of the Company's former Columbus food distribution center is leased by the Company from a limited partnership in which the general partner is Mr. Walter and the limited partners include Mr. Walter. The Company has subleased this property to third parties at rentals substantially in excess of the rentals it is required to pay to the limited partnership. The initial term of the Company's lease expired February 29, 1984, and the lease is currently in its second ten-year renewal term. The Company has options to renew the lease for two additional ten-year terms. The rent payable by the Company is $92,000 per annum during each of the first two renewal terms, and the fair rental value of the premises during each of the last two renewal terms. The Company has a first-refusal option to purchase the premises in the event the limited partnership proposes to sell the premises to a third party.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         All executive officers and Directors of the Company except Mr. Whitmire timely filed all reports required under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended June 30, 1997. Mr. Whitmire's Form 5 reporting one gift transaction in 100 Common Shares was filed late.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of September 12, 1997, by: (a) Company Directors; (b) each other person who is known by the Company to own beneficially more than 5% of the outstanding Common Shares; (c) the Company's Chief Executive Officer and the other four most highly compensated executive officers named in the Summary Compensation Table; and (d) the Company's executive officers and Directors as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all Common Shares set forth opposite their names:

                                                   Number of
                                               Common Shares
Name of Beneficial Owner                  Beneficially Owned   Percent of Class
------------------------                  ------------------   ----------------
Robert D. Walter (1) (2)                           4,696,298         4.3%
Putnam Investments, Inc. (3)                       6,231,800         5.7%
Melburn G. Whitmire (4)                            1,054,623           *
John C. Kane (2)                                     262,358           *
James F. Millar (2)                                   97,494           *
George R. Manser (5)(6)                               81,216           *
David Bearman (2)                                     74,255           *
Robert L. Gerbig (5)                                  61,943           *
John B. McCoy (5) (7)                                 47,218           *
L. Jack Van Fossen (5)                                43,808           *
David A. Abrahamson (2)                               29,928           *
John F. Havens (5) (8)                                18,949           *
John F. Finn (5) (9)                                  14,450           *
Jerry E. Robertson (5)                                13,364           *
J. Michael Losh (5)                                    3,821           *
Regina E. Herzlinger (5)                               2,843           *
All Executive Officers and Directors as a          5,715,658         5.2%
   Group (10) (20 Persons)

----------
    (1) Includes 1,435,778 Common Shares held in Mr. Walter's grantor retained annuity trusts. Mr. Walter, Edward D. Esping and members of his family (the "Espings"), and Michael E. Moritz are parties to a Shareholders Agreement dated July 13, 1984, as amended (the "Shareholders Agreement"), pursuant to which they have agreed to act jointly in voting certain Common Shares (the "Pooled Shares") owned by each of them in a manner determined desirable by the holders of a majority of the Pooled Shares. The Pooled Shares are owned as follows: Mr. Walter - 2,061,974 shares; the Espings - 147,754 shares; and Mr. Moritz - 769,735 shares. Since Mr. Walter owns a majority of the Pooled Shares, he controls the voting of the Pooled Shares. The Pooled Shares are subject to a right of first refusal in favor of the owners of the remaining Pooled Shares. The terms of the Shareholders Agreement continue through September 14, 1999, unless earlier terminated by, among other things, the decision by then-holders of a majority of the Pooled Shares, any event which results in Mr. Walter not owning a majority of the Pooled Shares, or the release from the Shareholders Agreement of more than 50% of the original Pooled Shares. Mr. Walter has sole investment power with respect to the 2,061,974 Pooled Shares he owns of record and, as a result of the Shareholders Agreement, he has shared voting power with respect to all the Pooled Shares (which include such 2,061,974 shares).

    (2) Common Shares and the percent of class listed as being beneficially owned by the Company's named executive officers include outstanding options to purchase Common Shares which are exercisable within

         60 days of September 12, 1997, as follows: Mr. Walter - 218,383 shares; Mr. Kane - 179,963 shares; Mr. Millar - 62,050 shares; Mr. Bearman - 61,905 shares; and Mr. Abrahamson - 12,626 shares.

    (3) Based on information obtained from a Schedule 13G filed by Putnam Investments, Inc. with the Securities and Exchange Commission on or about January 31, 1997. The address of Putnam Investments, Inc. is One Post Office Square, Boston, Massachusetts 02109. The Schedule 13G indicates that Putnam Investments, Inc. shared voting power with respect to 851,654 Common Shares and shared dispositive power with respect to all 6,231,800 Common Shares.

    (4) Includes 7,556 Common Shares held by Mr. Whitmire and his wife as custodian for the benefit of their minor daughter.

    (5) Common Shares and the percent of class listed as being beneficially owned by the listed Company Directors (except for Messrs. Kane, Walter and Whitmire) include outstanding options to purchase Common Shares which are exercisable under the Company's Directors' Stock Option Plan and Equity Incentive Plan as follows: Mr. Finn - 5,248 shares; Mrs. Herzlinger - 2,843 shares; Mr. Losh - 2,321 shares; Messrs. Manser and McCoy - 7,078 shares; Dr. Robertson - 3,980 shares; and each other listed Director (except for Messrs. Kane, Walter and Whitmire) - 11,106 shares.

    (6) Includes 30,000 Common Shares which are held in a Manser family partnership.

    (7) Includes 4,240 Common Shares which are held by Mr. McCoy in trust for the benefit of his children, but does not include Common Shares owned by Banc One Corporation or its subsidiaries.

    (8) Includes 5,722 Common Shares held in trust for the benefit of Mr. Havens' spouse and children.

    (9) Includes 8,427 Common Shares held jointly by Mr. Finn and his wife, 459 Common Shares held in his wife's individual retirement account, and 93 Common Shares held for the benefit of each of Mr. Finn's two minor children.

    (10) Common Shares and percent of class listed as being beneficially owned by all executive officers and Directors as a group include: (a) all Pooled Shares, including those Pooled Shares owned by the Espings and Mr. Moritz; and (b) outstanding options to purchase Common Shares which are exercisable within 60 days of September 12, 1997, but do not include any Common Shares beneficially owned by Banc One Corporation or its subsidiaries.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

         The Company's executive compensation program is administered by the Compensation and Personnel Committee (the "Compensation Committee") of the Company's Board of Directors, which has responsibility for reviewing all aspects of the compensation program for the executive officers of the Company. The Compensation Committee is comprised of Messrs. Losh, Manser and Van Fossen. The Compensation Committee's primary objective with respect to executive compensation is to establish programs which attract and retain key managers and align their compensation with the Company's overall business strategies, values, and performance. To this end, the Compensation Committee has established, and the Board of Directors has endorsed, an executive compensation philosophy which includes the following considerations:

         o A "pay-for-performance" orientation that differentiates compensation results based upon corporate, business unit, and individual performance;

         o An emphasis on stock incentives as a significant component of total compensation in order to more closely align the interests of Company executives with the long-term interests of shareholders;

         o An emphasis on total compensation vs. cash compensation, under which base salaries are generally set somewhat below competitive levels but which motivates and rewards Company executives with total compensation (including incentive programs) at or above competitive levels, if performance is superior;

         o Recognition that as an executive's level of responsibility increases, a greater portion of the total compensation opportunity should be based upon stock and other performance incentives and less on salary and employee benefits; and

         o An appropriate mix of short-term and long-term compensation which facilitates retention of talented executives and encourages Company stock ownership and capital accumulation.

         The primary components of the Company's executive compensation program are: (a) base salaries; (b) annual cash incentive opportunities; and (c) long-term incentive opportunities in the form of stock options and restricted shares. Each primary component of pay is discussed below.

         Base Salaries. Base salaries for Company executives are generally subject to annual review and adjustment on the basis of individual and company performance, level of responsibility, and competitive, inflationary, and internal equity considerations. The relative weights assigned to each factor vary from executive to executive. The Compensation Committee generally attempts to set base salaries of executive officers at a level which is below the "market" rate, as determined from information gathered by the Company from independent compensation surveys. The companies evaluated for this purpose include but are not the same as those in the Peer Group or the Value Line Health Care Index utilized in the Shareholder Performance Graph set forth on page 13, and represent a broader spectrum of wholesale, retail and manufacturing companies which the Compensation Committee believes to be a more representative measure of the market for competitive executive talent. With respect to the $700,000 base salary established for Mr. Walter effective in April 1997, the Compensation Committee took into account the factors described above for other executive officers, weighting most heavily competitive compensation considerations and Company performance.

         Annual Cash Incentives. Company executives are eligible to receive annual cash incentive awards to focus attention on achieving key goals, pursuant to the Company's Management Incentive Plan ("MIP"). Maximum MIP incentive amounts are established each year on an individualized basis, with such amounts varying as a percentage of base salary depending upon each executive's level of responsibility and function. Performance objectives are established for the Company and for each significant business unit within the Company at the beginning of each fiscal year, and are designed to provide competitive incentive pay only for superior performance. These objectives include a specific target for Company earnings growth, which target was met for the fiscal year ended June 30, 1997. In addition, individual performance objectives are established for each executive which include both specific performance goals and other, more qualitative and developmental, criteria. For managers with primarily staff or corporate responsibilities, 60% of the MIP amount is weighted to achievement of the Company's corporate performance objectives and 40% to achievement of individual performance objectives. For managers with primarily operating unit responsibilities, 50% of the MIP amount is weighted to performance of the relevant business unit, 30% to achievement of individual performance objectives, and 20% to achievement of the Company's corporate performance objectives. Incentive awards for the fiscal year ended June 30, 1997, for the Company's named executive officers other than Mr. Walter were approved by the Compensation Committee based upon these corporate, business unit, and individual performance criteria.

         Mr. Walter's annual incentive award was not paid under the MIP, but instead was paid pursuant to the Cardinal Health, Inc. Performance-Based Incentive Compensation Plan (the "Performance-Based Plan"). The Budget Reconciliation Act of 1993 (the "Act") amended the Internal Revenue Code of 1986, as amended (the "Code"), to add Section 162(m), which prohibits a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1 million per year (the "Dollar Limitation"). A covered employee is an employee who, on the last day of the Company's taxable year, is the chief executive officer of the Company or an employee who appears in the Summary Compensation Table by reason of being one of the four most highly compensated executive officers for the taxable year (other than the chief executive officer). In anticipation that the deductibility of compensation paid to Mr. Walter and other executive officers could be affected by the Act, in August 1996, the Company's Board of Directors adopted the Performance-Based Plan, the material terms of the performance goals of which were approved by the Company's shareholders in November 1996. Compensation paid in accordance with the Performance-Based Plan generally will not be applied toward the Dollar Limitation. The performance goals established by the Compensation Committee under the Performance-Based Plan for Mr. Walter for the fiscal year ended June 30, 1997, were fully satisfied, resulting in payment to Mr. Walter of an annual incentive award of $700,000. Mr. Walter currently is the only executive officer participating in the Performance-Based Plan.

         Long-Term Stock Incentives. The Company's Stock Incentive Plan (the "1987 Plan"), which was approved by the Company's shareholders in 1987, and the Company's Equity Incentive Plan (the "1995 Plan"), which was approved by the Company's shareholders in November 1995 and which replaced the 1987 Plan as to ongoing grants, are designed to align a significant portion of the executive compensation package with the long-term interests of Company shareholders by providing an incentive that focuses attention on managing the Company from the perspective of an owner with an equity stake in the business. The 1987 Plan provided and 1995 Plan provides for the grant of several types of equity-based awards, including both stock options and restricted shares.

         The Company makes annual grants of stock options to its management personnel, including its executive officers. This annual grant program is designed to provide Company managers, over a number of years, with multiple stock options, each granted with an exercise price equal to the market price for Common Shares on the date of the grant. Individual option grants are determined by the Compensation Committee based on a manager's current performance, potential for future responsibility, and salary multiples designed to increase the portion of the total compensation opportunity represented by stock incentives as a manager's level of responsibility increases. Because a primary intent of granting stock options is to encourage positive future performance, when granting options, the Compensation Committee does not consider the number of options granted to an individual in previous years. The Company's standard stock option agreement contains provisions providing for forfeiture of the option or option value received in the event the option holder engages in certain behavior in competition with or contrary to the interests of the Company. The Compensation Committee places a relatively heavy emphasis on stock options as a percentage of total compensation, consistent with its philosophy that stock incentives more closely align the interests of Company managers with the long-term interests of shareholders.

         Grants of restricted shares are generally limited to the Company's executive officers and other senior management personnel to reward exceptional performance with a long-term benefit in lieu of cash, to facilitate stock ownership, and to deter recruitment of key Company managers by competitors and others. Unlike the Company's stock option program, restricted share grants are not made on an annual or other regularly established basis. Recipients of restricted share grants are subject to restrictions on the disposition of the stock during a period determined by the Compensation Committee at the time of grant. Restricted stock awards are forfeited by their terms if the recipient terminates employment with the Company prior to the expiration of the restricted period. Restricted stock awards are, in most instances, also forfeited by their terms if the recipient engages in certain behavior in competition with or contrary to the interests of the Company.

         Consistent with the Company's philosophy of linking total compensation to stock performance for all of its executive officers, a significant portion of Mr. Walter's overall compensation package is comprised of stock incentives. In March 1997, the Compensation Committee granted Mr. Walter options to purchase 44,626 Common Shares with an exercise price of $60.875 per share (the market price on the date of grant) as part of the annual option grant normally made to Company executives. In making these grants, the Compensation Committee considered the target range established for the Company's most senior officers, the improvement in the Company's strategic positioning, and Mr. Walter's progress in accomplishing personal objectives. Mr. Walter's options vest on the third anniversary of the grant date and are generally exercisable for a period of seven years following the vesting date consistent with grants made to other option recipients. Mr. Walter also received 11,700 restricted shares during the fiscal year, reflecting the Committee's intent to provide a non-cash award designed to incent and reward long-term service to the Company. The restricted shares will vest in seven equal increments on each of the third through ninth anniversaries of the grant date.

         Impact of 1993 Tax Act Changes. As discussed above, Section 162(m) of the Code prohibits a deduction to any publicly held corporation for compensation paid to a covered employee in excess of the Dollar Limitation. As a result of the amount of the Dollar Limitation, exclusions of certain compensation under the 1987 Plan, 1995 Plan and the Performance-Based Plan, and salary deferral elections made by Mr. Walter, the deductibility of compensation paid in fiscal year 1997 was not affected by the Act.

         Conclusion. As described above, the Company's executive compensation program provides a significant link between total compensation and the Company's performance and long-term stock price appreciation consistent with the compensation philosophies set forth above. This program has been established for a number of years, and it is believed to have been a significant factor in the Company's growth and profitability and the resulting gains achieved by the Company's shareholders.

                                 J. Michael Losh, Chairman
                                 George R. Manser
                                 L. Jack Van Fossen

         The following information is set forth with respect to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers:

                          I. SUMMARY COMPENSATION TABLE

============================================================================================================================
                                                 ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                                                                         AWARDS
                                        --------------------------------------  -------------------------
                                                                    OTHER                                         ALL
                                                                    ANNUAL      RESTRICTED     SECURITIES        OTHER
                               FY -                                COMPEN-         STOCK       UNDERLYING       COMPEN-
NAME AND                      ENDED       SALARY       BONUS        SATION        AWARDS        OPTIONS         SATION
PRINCIPAL POSITION                         ($)          ($)          ($)         ($)(1)(2)       (#)(2)         ($)(3)
============================================================================================================================
Robert D. Walter               1997     $582,494     $700,000     $72,217(4)     $650,286       44,626          $190,518(5)
                            ------------------------------------------------------------------------------------------------
Chairman & Chief               1996      531,456      399,000        -0-            -0-         39,647           184,800
                            ------------------------------------------------------------------------------------------------
Executive Officer              1995      495,649      446,039        -0-            -0-         60,495           162,340
                            ------------------------------------------------------------------------------------------------
John C. Kane                   1997      440,096     $440,069        -0-         $216,762       28,263          $ 28,583
                            ------------------------------------------------------------------------------------------------
President & Chief              1996      420,732      283,982        -0-            -0-         26,156            27,565
                            ------------------------------------------------------------------------------------------------
Operating Officer              1995      393,924      334,799        -0-            -0-         40,500             9,705
                            ------------------------------------------------------------------------------------------------
James F. Millar                1997     $290,762     $218,084        -0-         $ 50,022       16,569          $ 28,583
                            ------------------------------------------------------------------------------------------------
Executive Vice President       1996      262,241      118,115        -0-            -0-         19,685            27,565
                            ------------------------------------------------------------------------------------------------
& Group President -            1995      214,548      129,824        -0-            -0-         16,800            19,100
Cardinal Distribution
                            ------------------------------------------------------------------------------------------------


David Bearman                  1997     $275,420     $165,246        -0-         $ 83,370       11,841          $ 28,583
                            ------------------------------------------------------------------------------------------------
Executive Vice President       1996      261,555      116,652        -0-            -0-         15,072            27,565
                            ------------------------------------------------------------------------------------------------
& Chief Financial Officer      1995      248,154      147,387        -0-            -0-         18,630             9,705
                            ------------------------------------------------------------------------------------------------


David A. Abrahamson            1997     $264,344     $156,454        -0-         $ 33,348        8,327          $  4,908
                            ------------------------------------------------------------------------------------------------
Executive Vice President       1996      160,452       90,625        -0-         $257,475       26,076             3,848
                            ------------------------------------------------------------------------------------------------
& President - Medicine
Shoppe International,
Inc.(6)
============================================================================================================================

(1) Aggregate restricted share holdings and values at June 30, 1997 (based upon the closing price of the Common Shares on such date), for the named executive officers are as follows: (i) Mr. Walter - 62,674 shares, $3,588,087; (ii) Mr. Kane - 46,275 shares, $2,649,244; (iii) Mr. Millar -
     2,305 shares, $131,961; (iv) Mr. Bearman - 3,093 shares, $177,074; and (v)
     Mr. Abrahamson - 10,726 shares, $614,064. Dividends are paid on restricted shares at the same rate as all Common Shares of record. The restrictions on all shares granted to Messrs. Millar, Bearman and Abrahamson in fiscal year 1997 lapse 1/3 on each of the third, fourth and fifth anniversaries of the grant; the restrictions on all shares granted to Mr. Kane in fiscal year 1997 lapse 1/5 on each of the third through seventh anniversaries of the grant; the restrictions on all shares granted to Mr. Walter in fiscal year 1997 lapse 1/7 on each of the third through ninth anniversaries of the grant.

(2) All numbers have been adjusted to reflect the 3-for-2 split of the Company's Common Shares in December 1996.

(3) Amounts shown represent Company contributions to the executive's account under the Company's Profit Sharing and Retirement Savings Plan and the Company's Incentive Deferred Compensation Plan for fiscal 1997 as follows:
     Mr. Walter - $28,583, Mr. Kane - $28,583, Mr. Millar - $28,583, and Mr.
     Bearman - $28,583. Amounts shown represent Medicine Shoppe International, Inc. ("Medicine Shoppe") contributions to Mr. Abrahamson's account under the Medicine Shoppe International, Inc. Profit Sharing Plan for fiscal 1997 in the amount of $4,908.

(4)  Includes $56,037 relating to personal use of the Company airplanes.

(5) Includes $161,935 for premiums paid by the Company on a split-dollar life insurance arrangement among the Company, Mr. Walter, and a trust for Mr. Walter's family. The Company will recover all such premiums paid by it, plus interest at the rate of 3% per annum, upon the earlier to occur of January 12, 2003, or the death of the survivor of Mr. Walter and his spouse.

(6) Mr. Abrahamson joined the Company in November 1995 following the acquisition (the "Medicine Shoppe Acquisition") by the Company of Medicine Shoppe. Compensation included in the Summary Compensation Table for Mr. Abrahamson excludes all compensation paid by Medicine Shoppe prior to the Medicine Shoppe Acquisition.

                    II. OPTION/SAR GRANTS IN LAST FISCAL YEAR

=======================================================================================================================
                                          INDIVIDUAL   GRANTS
-------------------------------------------------------------------------------
                                          PERCENT OF
                             NUMBER OF       TOTAL                                      POTENTIAL REALIZABLE VALUE
                             SECURITIES     OPTIONS                                      AT ASSUMED ANNUAL RATES
                             UNDERLYING   GRANTED TO                                   OF STOCK PRICE APPRECIATION
                              OPTIONS      EMPLOYEES     EXERCISE                           FOR OPTION TERM(4)
                              GRANTED      IN FISCAL      PRICE      EXPIRATION
           NAME                (#)(1)       YEAR(2)     ($/SH)(3)       DATE          0% ($)     5% ($)        10% ($)
=======================================================================================================================
Robert D. Walter               44,626        5.37%       $60.875      03/03/07         $-0-   $1,708,460     $4,329,573
-----------------------------------------------------------------------------------------------------------------------
John C. Kane                   28,263        3.40         60.875      03/03/07          -0-    1,082,020      2,742,050
-----------------------------------------------------------------------------------------------------------------------
James F. Millar                16,569        1.99         60.875      03/03/07          -0-      634,327      1,607,509
-----------------------------------------------------------------------------------------------------------------------
David Bearman                  11,841        1.42         60.875      03/03/07          -0-      453,320      1,148,803
-----------------------------------------------------------------------------------------------------------------------
David A. Abrahamson             8,327        1.00         60.875      03/03/07          -0-      318,791        807,878
=======================================================================================================================

(1) All options granted during the fiscal year to the named executives are nonqualified stock options and are exercisable on and after March 3, 2000.

(2) Based on 831,653 options granted to all employees during the fiscal year ended June 30, 1997 under the stock plans of the Company.

(3)  Market price on date of grant.

(4) These amounts are based on hypothetical appreciation rates of 0%, 5% and 10% and are not intended to forecast the actual future appreciation of the Company's stock price. No gain to optionees is possible without an actual increase in the price of the Company's Common Shares, which increase benefits all of the Company's shareholders.

              III. AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

================================================================================================================
                                                                         NUMBER OF              VALUE OF
                                                                        UNEXERCISED            UNEXERCISED
                                                                          OPTIONS             IN-THE-MONEY
                                                                         AT FY-END               OPTIONS
                                                                            (#)             AT FY-END ($) (2)
                                      SHARES            VALUE        -------------------------------------------
                                    ACQUIRED ON       REALIZED         EXERCISABLE/           EXERCISABLE/
NAME                               EXERCISE (#)        ($) (1)         UNEXERCISABLE          UNEXERCISABLE
================================================================================================================
Robert D. Walter                        -0-           $  -0-          218,383/144,768     $8,490,655/$2,154,086
----------------------------------------------------------------------------------------------------------------
John C. Kane                            -0-              -0-          179,963/94,919       6,995,246/1,435,408
----------------------------------------------------------------------------------------------------------------
James F. Millar                         -0-              -0-           62,050/53,054       2,391,190/748,541
----------------------------------------------------------------------------------------------------------------
David Bearman                         18,312           912,487         61,905/45,543       2,303,536/712,975
----------------------------------------------------------------------------------------------------------------
David A. Abrahamson                    9,386           375,450         12,626/42,821        494,434/865,709
================================================================================================================

(1) Value calculated as the difference between the fair market value of the Common Shares on the date of exercise and the option exercise price.

(2) Value calculated as the difference between the fair market value of the Common Shares on June 30, 1997 and the option exercise price.

SHAREHOLDER PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total return of Common Shares with the cumulative total return of the Standard & Poor's Composite - 500 Stock Index, an index based on a "line of business" peer group of companies (the "Peer Group") and the Value Line Health Care Sector Index (the "Value Line Health Care Index"). The graph assumes in each case an initial investment of $100 as of March 31, 1992 based on the market prices at the end of each fiscal year through and including June 30, 1997, with the Peer Group and Value Line Index investment weighted on the basis of market capitalization at the beginning of each such fiscal year and assuming reinvestment of dividends (and taking into account all stock splits). The companies in the Peer Group are Amerisource Health Corporation (starting in fiscal year 1995 when Amerisource's stock began trading publicly), Bergen Brunswig Corporation, Bindley Western Industries, Inc., FoxMeyer Corporation (through fiscal year 1996 after which FoxMeyer was acquired by McKesson Corporation), McKesson Corporation, and Owens & Minor, Inc. Over the past few years the Company has expanded its scope of business from that of primarily a pharmaceutical wholesale distributor to that of a broader health care service provider offering an array of value-added pharmaceutical distribution services and pharmaceutical-related products and services to a broad base of customers. As a result of this expansion, management of the Company believes that the Peer Group is no longer the most relevant group of companies against which to compare the Company's stock performance. Management has determined the Value Line Health Care Index, which includes more than 70 companies in the health care industry, to be a more appropriate comparison.

                               [PERFORMANCE GRAPH]

====================================================================================
       Fiscal Year (1)            1992     1993     1994     1995     1996     1997
------------------------------------------------------------------------------------
S&P 500                          100.00   114.98   117.18   147.21   185.09   248.48
------------------------------------------------------------------------------------
Peer Group                       100.00   117.25   170.21   256.07   286.53   427.37
------------------------------------------------------------------------------------
Cardinal Health, Inc.            100.00    97.04   160.31   193.60   296.01   353.00
------------------------------------------------------------------------------------
Value Line Health Care Index     100.00    83.81    85.49   123.34   167.62   247.63
====================================================================================

(1) On March 1, 1994, the Company changed its fiscal year end from March 31 to June 30. The information presented in the graph and table above for the years 1992 through 1993 is as of March 31, and the same information for the years 1994 through 1997 is as of June 30.

EMPLOYMENT AGREEMENTS

         The Company's Stock Incentive Plan and Equity Incentive Plan each provide for acceleration of the vesting of stock options and restricted share awards based upon the occurrence of a change of control of the Company. A change of control is defined generally as acquisition by an individual or group of 25% or more of the Common Shares, an involuntary change in the composition of at least a majority of the members of the Board of Directors, or approval by the Company's shareholders of a merger, reorganization, consolidation, liquidation, or sale of substantially all of the assets of the Company.

         In connection with the Medicine Shoppe Acquisition, Mr. Abrahamson entered into an employment agreement (the "Employment Agreement") with Medicine Shoppe, the performance of which was guaranteed by the Company. The Employment Agreement provides for an employment term of five years commencing on November 13, 1995. In addition to a base salary, the Employment Agreement also provides for an annual incentive award payable under the incentive plan in which other Company executive officers participate from time to time. The Employment Agreement provides that Mr. Abrahamson will be entitled to participate in Medicine Shoppe's group health, life, and disability plans, as well as Medicine Shoppe's profit sharing and retirement savings plan during the term of the Employment Agreement. In addition, the Employment Agreement contains noncompete covenants effective throughout the employment term, and for up to five years following the employment term.

COMPENSATION OF DIRECTORS

         The Company's non-employee Directors ("Outside Directors") are paid $4,000 per quarter plus $1,750 for each Board meeting attended in person and $900 for each Board meeting attended telephonically. Outside Directors are also entitled to receive $900 for each Committee meeting attended (in person or telephonically). The Company also reimburses Outside Directors for out-of-pocket travel expenses incurred in connection with attendance at Board and Committee meetings. Employee Directors do not receive additional compensation in their capacity as a Director.

         Pursuant to the Company's Equity Incentive Plan (the "Plan") as currently in effect, options to purchase that number of Common Shares having a fair market value of $50,000 on the date of grant are automatically granted on an annual basis to each Outside Director who has served as such for three consecutive annual meetings. The exercise price of these options is the fair market value of the Common Shares on the date of grant. In addition, options to purchase that number of Common Shares having a fair market value of $100,000 on the date of grant are automatically made to each Outside Director subsequently added to the Board. The exercise price of these options is the fair market value of Common Shares on the date of grant. All grants to Outside Directors under the Plan vest immediately, are exercisable for ten years from the date of grant, and are subject to adjustment for subsequent stock dividends, splits, and other changes in the Company's capital structure. If an Outside Director ceases to serve as such, then options previously granted under the Plan lapse unless exercised within six months (one year in the case of an Outside Director's death). Options granted under the Plan are treated as "nonqualified options" under the Code. On October 29, 1996, Messrs. Finn, Gerbig, Havens, Manser, McCoy, and Van Fossen and Dr. Robertson each were granted an option to purchase 950 Common Shares in accordance with the provisions of the Plan.

         On August 13, 1997, the Board of Directors approved amendments to the Plan pertaining to the options granted to Outside Directors. Shareholder approval of the amendments is being sought at the Annual Meeting, as described under PROPOSAL 1 below.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In October 1996, the composition of the Compensation Committee changed from that of Messrs. Havens, Losh, Manser, and McCoy to Messrs. Losh, Manser and Van Fossen. Mr. McCoy is Chairman and Chief Executive Officer of Banc One Corporation ("Banc One"). Robert D. Walter, Chairman and Chief Executive Officer of the Company, is a director of Banc One.


PROPOSAL 1 - AMENDMENT OF THE CARDINAL HEALTH, INC. EQUITY INCENTIVE PLAN TO REVISE PROVISIONS PERTAINING TO OUTSIDE DIRECTOR OPTIONS

GENERAL

         There will be submitted for the approval of shareholders at the Annual Meeting a proposal to approve the amendments described below to the Cardinal Health, Inc. Equity Incentive Plan (the "Plan"). In 1995, the Company's Board of

Directors adopted and the shareholders approved the Plan. On August 13, 1997, the Board of Directors approved the amendments to the Plan described below, subject to the approval of such amendments by the Company's shareholders.

         Under the Plan, in addition to awards to employees, grants of options to purchase Common Shares ("Outside Director Options") are made automatically to Outside Directors pursuant to a formula as specified below. The amendments approved by the Board of Directors modify this formula. The Outside Director Options are not intended to and do not qualify as incentive stock options under
Section 422 of the Code. Presently, the Company has nine Outside Directors. Shareholder approval of the amendments to the Plan is being sought as required under the provisions of the Plan.

DESCRIPTION OF THE AMENDMENTS

         Under the Plan as presently in effect: (a) each Outside Director first elected or appointed to serve as a Director, upon such election or appointment, automatically is granted Outside Director Options (the "Initial Grant") for that number of Common Shares having a fair market value of $100,000 (fair market value being defined as the last sale price of the Common Shares on the date of election or appointment, or, if no sale occurred on that date, on the next previous day on which a sale occurred, as listed on the New York Stock Exchange Composite Tape); and (b) on an annual basis, each Outside Director whose term does not expire at an annual meeting of shareholders and who has then served as a Director for a consecutive period of time that includes each of the last three annual meetings (including the annual meeting then just adjourned) automatically is granted additional Outside Director Options (each an "Annual Grant") for that number of Common Shares having a fair market value of $50,000 (determined as previously described).

         Under the Plan as proposed to be amended: (a) each Outside Director first elected or appointed to serve as a Director, upon such election or appointment, automatically will be granted an Initial Grant for that number of Common Shares having a fair market value of $150,000 (determined as previously described); and (b) on an annual basis, each Outside Director whose term does not expire at an annual meeting of shareholders and who has then served as a Director for a consecutive period of time that includes each of the last three annual meetings (including the annual meeting then just adjourned) automatically will be granted an Annual Grant for that number of Common Shares having a fair market value of $100,000 (determined as previously described). Beginning on July 1, 2000 and on every third July 1 thereafter, the dollar value of the Initial Grants and Annual Grants will automatically be increased by a percentage equal to that percentage by which the fair market value per Common Share has increased in the immediately preceding three-year period, not to exceed a 45% aggregate increase over any such three-year period.

         The Company believes that its current compensation to its Outside Directors is below the market standard for non-employee directors. One of the purposes of the proposed amendments is to eliminate this discrepancy. The proposed amendments also are consistent with the Company's emphasis on stock awards, as an alternative to cash compensation. The effect of such emphasis is to more closely align the interests of the Company and Directors with the long-term interests of shareholders. The Company believes that such amendments are necessary to continue to retain and attract highly qualified and experienced individuals to serve on the Company's Board of Directors.

ADMINISTRATION OF THE PLAN

         The Plan is administered by the Company's Compensation Committee. The Compensation Committee may adopt any rules it considers appropriate for the administration of the Plan, make interpretations of the Plan which it deems consistent with the Plan's provisions, and take any other actions it considers appropriate in connection with the Plan.

EXERCISE OF OUTSIDE DIRECTOR OPTIONS

         Outside Director Options have an option exercise price equal to the fair market value of the Common Shares on the date of grant, based upon the last sale price of the Common Shares on the date of grant (or, if no sale occurred on that date, on the next previous day on which a sale occurred) as listed on the New York Stock Exchange Composite Tape. The last sale price of the Common Shares on September 12, 1997 was $67.75.

         All Outside Director Options are fully vested on the date of grant. No Outside Director Option may be exercised more than ten years from the date it is granted. Payment for the exercise of Outside Director Options may be made in cash or by delivery of Common Shares already owned by the Outside Director, by delivery of cash on the extension of credit by a broker-dealer, or by a combination of these payment methods. If an Outside Director ceases to be a member of the Company's Board of Directors, the Outside Director's Options must be exercised within six months of such event and otherwise in accordance with the terms of the Outside Director Options. If an Outside Director ceases to be a member of the Company's Board as a result of death, the six month period described above becomes a one-year period. Notwithstanding the foregoing, upon the discharge of any Outside Director for cause, all unexercised Options awarded to such Outside Director will immediately lapse and be of no further force or effect.

AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors may at any time amend, alter or discontinue the Plan, provided no such amendment, alteration or discontinuance will affect the rights of any grantee (including any Outside Director) with respect to prior awards. In addition, shareholder approval is required to amend the Plan to increase the total number of Common Shares reserved for purposes of the Plan, change the class of individuals to participate in the Plan, extend the maximum option period of options granted to employees or Outside Director Options, or increase materially the benefits under the Plan. The Compensation Committee may amend the terms of any award theretofore granted (except for Outside Director Options), but no such amendment may impair the rights of any holder without the holder's consent and no stock option (including Outside Director Options) may be amended to decrease the exercise price to reflect a decrease in the fair market value of the underlying Common Shares.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the general federal income tax consequences of transactions in Outside Director Options under current law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences.

         With respect to Outside Director Options, generally, (a) no income is realized by the Outside Director at the time the Outside Director Option is granted, (b) upon exercise of the Outside Director Option, the Outside Director realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the Common Shares on the date of exercise over the option exercise price paid for the Common Shares, and the Company is entitled to a tax deduction in the amount of ordinary income realized, and (c) upon disposition of the Common Shares received upon the exercise of the Outside Director Option, the Outside Director receives, either short-term, mid-term, or long-term gain (or loss), depending upon the length of time that the Outside Director has held the shares, on the difference between the amount realized and the fair market value of the Common Shares on the date of exercise and no corresponding deduction is available to the Company.

         With respect to the exercise of an Outside Director Option and the payment of the option exercise price by the delivery of Common Shares, to the extent that the number of Common Shares received does not exceed the number of Common Shares surrendered, no taxable income will be realized by the Outside Director at that time, the tax basis of the Common Shares received will be the same as the tax basis of the Common Shares surrendered, and the Outside Director's holding period in the Common Shares received will include his or her holding period in the Common Shares surrendered. To the extent that the number of Common Shares received exceeds the number of Common Shares surrendered, ordinary income will be realized by the Outside Director at that time in the amount of the fair market value of such excess Common Shares, the tax basis of such excess Common Shares will be such fair market value, and the holding period of the Outside Director will begin on the date such Common Shares are transferred to the Outside Director.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of the holders of a majority of the Common Shares present or represented at the Annual Meeting is required for the approval of this proposal. Broker non-votes and abstentions will be treated as votes against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                              SHAREHOLDER PROPOSALS

         Any shareholder who intends to present a proposal at the Company's 1998 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by the Company at its principal executive offices not later than June 15, 1998. The Company will not be required to include in its proxy statement a form of proxy or shareholder proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

                        SELECTION OF INDEPENDENT AUDITORS

         On August 13, 1997, the Company's Board of Directors selected Deloitte & Touche LLP to serve as the independent auditors for the Company and its subsidiaries for the fiscal year ending June 30, 1998. The selection of Deloitte & Touche LLP as the auditors for the Company was recommended to the Company's Board of Directors by the Audit Committee of the Board. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement about the Company's financial condition, if they desire to do so, and to respond to appropriate questions.

                                  OTHER MATTERS

         This solicitation of proxies is made by and on behalf of the Board of Directors. The cost of the solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by Directors, officers and employees of the Company in person or by telephone, telegraph, or other means of communication. These persons will receive no additional compensation for solicitation of proxies but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company has retained Morrow & Co., Inc. at an estimated cost of $10,000, plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals. Arrangements will also be made by the Company with custodians, nominees, and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

         If the enclosed proxy is executed and returned, the Common Shares represented thereby will be voted in accordance with any specifications made by the shareholder. In the absence of any such specification, such proxies will be voted FOR adoption of the amendment to the Company's Equity Incentive Plan. With respect to the election of Directors, proxies returned without specifications made by the shareholder will be voted to elect four Directors as set forth under "Election of Directors" above. Although management does not presently anticipate cumulating votes pursuant to proxies it obtains as a result of this solicitation, it reserves the right to cumulate such votes and vote for less than all of the Director nominees named herein.

         The presence of any shareholder at the Annual Meeting will not operate to revoke his or her proxy. A proxy may be revoked at any time insofar as it has not been exercised by giving written notice to the Company or in open meeting or by executing and forwarding a later-dated proxy to the Company.

         If any other matters shall properly come before the Annual Meeting, the persons named in the proxy, or their substitute, will vote thereon in accordance with their judgment. The Board of Directors does not know of any other matters which will be presented for action at the Annual Meeting.

         By order of the Board of Directors.


                                              GEORGE H. BENNETT, JR., Secretary

October 13, 1997

            APPENDIX TO CARDINAL HEALTH, INC. PROXY STATEMENT FILING
                        NOT PROVIDED TO SECURITY HOLDERS
             FILED PURSUANT TO SCHEDULE 14A, ITEM 10, INSTRUCTION 3


                              CARDINAL HEALTH, INC.

                              EQUITY INCENTIVE PLAN


SECTION 1.  PURPOSE.

         The purpose of the Cardinal Health, Inc. Equity Incentive Plan (the "Plan") is to assist Cardinal Health, Inc. ("CAH") and its subsidiaries (CAH and its subsidiaries, collectively, the "Company") in attracting and retaining capable employees and directors. The Plan provides for long and short term incentives to employees by encouraging and enabling them to participate in the Company's future prosperity and growth. The Plan provides for equity ownership opportunities and appropriate incentives to better match the interests of employees and directors with those of shareholders.

         These objectives will be promoted through the granting to employees of equity-based awards (the "awards") including (i) Incentive Stock Options ("ISOs"), which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) options which are not intended to so qualify ("NQSOs") (ISOs and NQSOs are referred to together hereinafter as "Stock Options"); (iii) Restricted Shares; (iv) Performance Shares; (v) Performance Share Units and (vi) Incentive Compensation Restricted Shares. Members of CAH's Board of Directors (the "Board") who do not serve as employees of the Company ("Outside Directors") shall receive NQSOs from the Plan only as provided herein.

SECTION 2.  ADMINISTRATION.

         The Plan shall be administered by the Compensation and Personnel Committee (the "Committee") of the Board which shall have the power and authority to grant to eligible employees Stock Options, Restricted Shares, Performance Shares, Performance Share Units and Incentive Compensation Restricted Shares. In particular, the Committee shall have the authority to: (i) select employees of the Company as recipients of awards; (ii) determine the number and type of awards to be granted; (iii) determine the terms and conditions, not inconsistent with the terms hereof, of any award; (iv) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; (v) interpret the terms and provisions of the Plan and any award granted and any agreements relating thereto; and (vi) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons. Members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Committee may designate persons other than its members to carry out its responsibilities under such conditions and limitations as it may set, other than its authority with regard to awards granted to persons subject to Section 16 of the Exchange Act ("Reporting Persons").

SECTION 3.  ELIGIBILITY.

         Employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or subsidiary, in each case as determined by the Committee, are eligible to be granted awards. The participants under the Plan who are not Outside Directors shall be selected from time to time by the Committee, in its sole discretion, from among those eligible. In addition, Outside Directors are eligible to receive NQSOs as set forth in Section 9 ("Outside Director Options"), and may not receive any other awards under this Plan. Members of the Committee are eligible to receive Outside Director Options.

SECTION 4.  SHARES SUBJECT TO PLAN.

         The total number of the Company's common shares, without par value, ("Shares") reserved and available for distribution pursuant to awards hereunder shall be 2,000,000 Shares, no more than 50% of which shall be granted in the form of Restricted Shares, Incentive Compensation Restricted Shares, Performance Shares and Performance Share Units. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. The maximum number of Shares with respect to which Stock Options, Performance Shares and Performance Share Units may be granted to any single participant during any single fiscal year of the Company shall be 250,000 Shares.

         If any Shares that have previously been the subject of a Stock Option cease to be the subject of a Stock Option or Outside Director Option (other than by reason of exercise), or if any such Shares that are subject to any Restricted Share (including any Incentive Compensation Restricted Share) or Performance Share award granted hereunder are forfeited by the holder, or if any such Stock Option or other award otherwise terminates without a payment being made to the participant in the form of Shares, or if any Shares (whether or not restricted) previously distributed under the Plan are returned to the Company in connection with the exercise of an award (including in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future awards under the Plan.

         In the event of any stock dividend, stock split, share combination, corporate separation or division (including, but not limited to, split-up, spin-off, split-off or distribution to CAH shareholders other than a normal cash dividend), or partial or complete liquidation, or any other corporate transaction or event having any effect similar to any of the foregoing, then the aggregate number of Shares reserved for issuance under the Plan, the limitation on the number of Shares available under the Plan for issuance of Restricted Shares, Incentive Compensation Restricted Shares, Performance Shares and Performance Share Units, the limitations on the number of Shares subject to Stock Options or Performance Shares or Performance Share Units granted to any single participant, the number and exercise price of Shares subject to outstanding Stock Options, the purchase price for Restricted Shares, the financial Performance Goals, if any, of the Shares the subject of a Performance Share or Performance Share Unit award, the number of Shares subject to a Performance Share or Performance Share Unit award or granted by a Restricted Share or Incentive Compensation Restricted Share award, and any other characteristics or terms of the awards or Plan limitations as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes, shall be appropriately substituted for new shares or adjusted, as determined by the Committee in its discretion. Any such adjustments made to NQSOs shall also be made to Outside Director Options.

         If any recapitalization, reorganization, reclassification, consolidation, merger of CAH or the Company or any sale of all or substantially all of CAH's or the Company's assets to another person or entity or other transaction which is effected in such a way that holders of Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Shares (each an "Organic Change") shall occur, in lieu of the Shares issuable upon exercise of a Stock Option or Outside Director Option or pursuant to any other award under the Plan, the Stock Option or Outside Director Option shall thereafter be exercisable for and other awards shall be issuable in such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for the number of Shares immediately theretofore acquirable pursuant to such award had such Organic Change not taken place (whether or not such Stock Option or Outside Director Option is then exercisable or other awards are then vested) after giving effect to any adjustments otherwise required or permitted under this Plan.

SECTION 5.  STOCK OPTIONS.

         References to Stock Options in this Section 5 shall not apply to Outside Director Options. Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Options granted under the Plan shall be in such form as the Committee may from time to time approve and the provisions of Stock Option awards need not be the same with respect to each optionee. Stock Options granted under the Plan may be either ISOs or NQSOs. The Committee may grant to any optionee ISOs, NQSOs or both types of Stock Options.

         Anything in the Plan to the contrary notwithstanding, without the consent of the optionee(s) affected, no provision of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or to disqualify any ISO under such Section 422.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. Each Stock Option grant shall be evidenced by an agreement executed on behalf of the Company by an officer designated by the Committee and accepted by the optionee. Such agreement shall describe the Stock Options and state that such Stock Options are subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, not inconsistent with the Plan, as the Committee may approve.

         (a) Exercise Price. The exercise price per Share issuable upon exercise of a Stock Option shall be no less than the fair market value per share on the date the Stock Option is granted; provided, that if the optionee, at the time an ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of CAH or any subsidiary, the exercise price shall be at least 110% of the fair market value of the Shares subject to the ISO on the date of grant. Fair market value on the date of grant shall be determined by the Committee in good faith.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted.

         (c) Exercise of Stock Options. Stock Options shall become exercisable at such time or times and subject to such terms and conditions (including, without limitation, installment or cliff exercise provisions) as shall be determined by the Committee. The Committee shall have the authority, in its discretion, to accelerate the time at which a Stock Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other law or other changes in circumstances occurring after the award of such Stock Options.

         (d) Method of Exercise. Stock Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Payment in full of the exercise price shall be paid in cash, or such other instrument as may be permitted in accordance with rules or procedures adopted by the Committee. If approved by the Committee, payment in full or in part may also be made: (i) by delivering Shares already owned by the optionee having a total fair market value on the date of such delivery equal to the option exercise price; (ii) by the delivery of cash on the extension of credit by a broker-dealer to whom the optionee has submitted a notice of exercise or an irrevocable election to effect such extension of credit; or (iii) by any combination of the foregoing. No Shares shall be transferred until full payment therefor has been made.

         (e) Transferability of Stock Options. Except as otherwise provided hereunder, Stock Options shall be transferable by the optionee only with prior approval of the Committee and only in compliance with the restrictions imposed under Section 16(b) of the Exchange Act and Section 422 of the Code, if applicable. Any attempted transfer without Committee approval shall be null and void. Unless Committee approval of the transfer shall have been obtained, all Stock Options shall be exercisable during the optionee's lifetime only by the optionee or the optionee's legal representative. Without limiting the generality of the foregoing, the Committee may, in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Stock Option other than any ISO by an optionee to a member of the optionee's family or to a trust or partnership whose beneficiaries are members of the optionee's family. In such case, the Stock Option shall be exercisable only by such transferee. For purposes of this provision, an optionee's "family" shall include the optionee's spouse, children, grandchildren, nieces and nephews.

         (f) Termination by Death. If an optionee's employment by or service to the Company terminates by reason of death, then, unless otherwise determined by the Committee within five days of such death, each Stock Option held by such optionee shall thereafter be exercisable in full and any unvested portion thereof shall immediately vest. Each Stock Option held by such optionee may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant or death) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

         (g) Termination by Reason of Retirement. If an optionee's employment by or service to the Company terminates by reason of retirement, then, unless otherwise determined by the Committee within sixty days of such retirement each Stock Option held by such optionee may thereafter be exercised by the optionee for a period of ninety days (or such other period as the Committee may specify at or after grant or retirement) from the date of such termination of employment or service, or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such ninety day period (or such other period), any unexercised Stock Option held by such optionee shall thereafter be exercisable, in full, for a period of one year (or such other period as the Committee may specify at or after grant or death) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of retirement, if an ISO is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such ISO shall thereafter be treated as an NQSO. For purposes of the Plan, retirement shall mean voluntary termination of employment by a participant from the Company after attaining age 55 and having at least three years of service with the Company.

         (h) Other Termination of Employment. If an optionee's employment by or service to the Company terminates for any reason other than death or retirement, any Stock

Option held by such optionee which has not vested on such date of termination will automatically terminate on the date of such termination. Unless otherwise determined by the Committee at or after grant or termination, the optionee will have ninety days (or such other period as the Committee may specify at or after grant or termination) from the date of termination to exercise any and all Stock Options that are then exercisable on the date of termination; provided, however, that if the termination was for Cause, any and all Stock Options held by that optionee may be immediately canceled by the Committee. For purposes of the Plan, "Cause" means on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets of the Company or any subsidiary, or the intentional and repeated violation of the written policies or procedures of the Company.

         (i) Effect of Termination of Optionee on Transferee. Except as otherwise permitted by the Committee in its absolute discretion, no Stock Option held by a transferee of an optionee pursuant to the fourth sentence of Section 5(e) shall remain exercisable for any period of time longer than would otherwise be permitted under Sections 5(f), 5(g) or 5(h) without specification of other periods by the Committee as provided in those Sections.

         (j) ISO Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate fair market value (determined as of the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by the optionee during any calendar year under the Plan and any other stock option plan of the Company and its affiliates, shall not exceed $100,000.

SECTION 6.  RESTRICTED SHARES.

         Restricted Shares may be granted alone or in addition to other awards granted under the Plan. Any Restricted Shares granted under the Plan shall be subject to the following restrictions and conditions, and shall contain such additional terms and conditions not inconsistent with the terms of the Plan as the Committee deems appropriate. The provisions of Restricted Share awards need not be the same with respect to each recipient.

         (a) Price. The purchase price for Restricted Shares shall be any price set by the Committee and may be zero. Payment in full of the purchase price, if any, shall be made in cash, or such other instrument as may be permitted in accordance with rules or procedures adopted by the Committee. If approved by the Committee, payment in full or part may also be made: (i) by delivering Shares already owned by the grantee having a total fair market value on the date of such delivery equal to the Restricted Share price; (ii) by the delivery of cash on the extension of credit by a broker-dealer or an irrevocable election to effect such extension of credit; or (iii) by any combination of the foregoing.

         (b) Restricted Share Award Agreement. Each Restricted Share grant shall be evidenced by an agreement executed on behalf of the Company by an officer designated by the Committee. Such Restricted Share Award Agreement shall describe the Restricted

Shares and state that such Restricted Shares are subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, consistent with the Plan, as the Committee may approve. At the time the Restricted Shares are awarded, the Committee may determine that such Shares shall, after vesting, be further restricted as to transferability or be subject to repurchase by the Company upon occurrence of certain events determined by the Committee, in its sole discretion, and specified in the Restricted Share Award Agreement. Awards of Restricted Shares must be accepted by a grantee thereof within a period of 30 days (or such other period as the Committee may specify at grant) after the award date by executing the Restricted Share Award Agreement and paying the price, if any, required under Section 6(a).

         The prospective recipient of a Restricted Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

         (c) Share Restrictions. Subject to the provisions of this Plan and the applicable Restricted Share Award Agreement, during a period set by the Committee commencing with the date of such award and ending on such date as determined by the Committee at grant (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Shares awarded under the Plan. In no event shall more than 10% of the Shares authorized for issuance under this Plan (as adjusted as provided in Section 4) be granted in the form of Restricted Shares having a restriction period of less than 3 years. The Committee shall have the authority, in its absolute discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares or to remove any or all restrictions after the grant of such Restricted Shares, provided, however, that such discretion shall be exercised subject to the limitations set forth in the preceding sentence, excluding discretion exercised in connection with a Grantee's termination of employment from the Company. Unless otherwise determined by the Committee at or after grant or termination, if a participant's employment by or service to the Company terminates during the Restriction Period, all Restricted Shares held by such participant still subject to restriction shall be forfeited by the participant.

         (d) Stock Certificate and Legends. Each participant receiving a Restricted Share award shall be issued a stock certificate in respect of such Restricted Shares. Such certificate shall be registered in the name of such participant. The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Shares award, the participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such award.

       (e) Shareholder Rights. Except as provided in this Section 6, the recipient shall have, with respect to the Restricted Shares covered by any award, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any dividends or other distributions, with respect to the Shares, but subject, however, to those restrictions placed on such Shares pursuant to this Plan and as specified by the Committee in the Restricted Share Award Agreement.

       (f) Expiration of Restriction Period. If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the participant.

SECTION 7.  PERFORMANCE SHARES AND PERFORMANCE SHARE UNITS.

         Subject to the terms and conditions described herein, Performance Shares and Performance Share Units may be granted to eligible participants at any time and from time to time as determined by the Committee.

         (a) Price. The purchase price for Performance Shares and Performance Share Units shall be zero unless otherwise specified by the Committee.

         (b) Performance Share Agreement. Subject to the provisions of this Plan, all the terms and conditions of an award of Performance Shares or Performance Share Units shall be determined by the Committee in its discretion. Each Performance Share and Performance Share Unit shall be evidenced by an agreement executed by the recipient of the Performance Share or Performance Share Unit and on behalf of the Company by an officer designated by the Committee. Such Performance Share or Performance Share Unit Award Agreement shall describe the Performance Share or Performance Share Unit and state that such Performance Share or Performance Share Unit is subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. Award of Performance Shares and Performance Share Units must be accepted by a grantee thereof within a period of 60 days (or such other period as the Committee may specify at grant) after the award date by executing the Performance Share or Performance Share Unit Award Agreement, and paying the price, if any, as required under Section 7(a).

         (c) Performance Periods. Any time period (the "Performance Period") relating to a Performance Share or Performance Share Unit award shall be at least one year in length. No more than two Performance Periods may begin in any one fiscal year of the Company.

         (d) Performance Goals. Performance Shares and Performance Share Units shall be earned based upon the financial performance of the Company or an operating group of the Company during a Performance Period. As to each Performance Period, within such time as established by Section 162(m) of the Code, the Committee will establish in writing targets for one of the following performance measures of the Company (and/or an operating group of the Company, if applicable) over the Performance Period ("Performance Goals"): (i) earnings,
(ii) return on capital, or (iii) any Performance Goal approved by the shareholders of the Company in accordance with Section 162(m) of the Code. The Performance Goals, depending on the extent to which they are satisfied, will determine the number of Performance Shares or Performance Share Units, if any, that will be earned by each participant. Attainment of the Performance Goals will be calculated from the consolidated financial statements of the Company but shall exclude (i) the effects of changes in federal income tax rates, (ii) the effects of unusual, non-recurring and extraordinary items as defined by Generally Accepted Accounting Principles ("GAAP"), and (iii) the cumulative effect of changes in accounting principles in accordance with GAAP. The Performance Goals may vary for different Performance Periods and need not be the same for each participant receiving an award for a Performance Period. The Committee may, in its absolute discretion, subject to the limitations of Section 11, vary the terms and conditions of any Performance Share or Performance Share Unit award, including, without limitation, the Performance Period and Performance Goals, without shareholder approval, as applied to any recipient who is not a "covered employee" with respect to the Company as defined in Section 162(m) of the Code. In the event applicable tax or securities laws change to permit the Committee discretion to alter the governing performance measures as they pertain to covered employees without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

         (e) Earning of Performance Shares. Performance Shares shall be issued to each recipient thereof on the later of such time as the Performance Goals are established or the first day of the applicable Performance Period. The number of Performance Shares awarded at such time shall be calculated based upon the assumption that the Performance Goals for the applicable Performance Period will be satisfied to the fullest extent. The Company, or its designated agent, shall hold all Performance Shares issued to recipients prior to completion of the Performance Period. Participants shall be entitled to all dividends and other distributions earned in respect of such Performance Shares and shall be entitled to vote such Performance Shares during the period from the initial award date to the final adjustment of the Performance Shares. After the applicable Performance Period shall have ended, the Committee shall certify in writing the extent to which the established Performance Goals have been achieved. Subsequently, the number of Performance Shares, if any, earned by the recipient over the Performance Period shall be determined as a function of the extent to which the Performance Goals for such Performance Period were achieved. If the Performance Goals are not satisfied to the fullest extent, a recipient may earn less than the number of Performance Shares originally awarded, or no Performance Shares at all. In addition, whether or not the Performance Goals are satisfied to the fullest extent, the Committee may exercise negative discretion to reduce the number of Performance Shares or Performance Share Units to be issued if, in the Committee's sole judgment, such negative discretion is appropriate in order to act in the best interest of the Company and its shareholders. The factors to be taken into account by the Committee when exercising negative discretion include, but are not limited to, the achievement of measurable individual performance objectives established by the Committee and communicated to the participant no later than the ninetieth day of the Performance Period, and competitive pay practices. Performance Shares shall be paid in the form of Shares. Unrestricted certificates representing such number of Shares as equals the number of Performance Shares earned under the award shall be delivered to the participant as soon as practicable after the end of the applicable Performance Period.

         (f) Earning of Performance Share Units. An account documenting Performance Share Units awarded shall be established for each recipient thereof on the later of such time as the Performance Goals are established or the first day of the applicable Performance Period. The number of Performance Share Units credited to a recipient's account at such time shall be calculated based upon the assumption that the Performance Goals for the applicable Performance Period will be satisfied to the fullest extent. After the applicable Performance Period shall have ended, the Committee shall certify in writing the extent to which the established Performance Goals have been achieved. Subsequently, the number of Performance Share Units, if any, earned by the recipient over the Performance Period shall be determined as a function of the extent to which the Performance Goals for such Performance Period were achieved, adjusted, if applicable, in accordance with the negative discretion of the Committee. A recipient may earn less than the number of Performance Share Units originally awarded, or no Performance Share Units at all. Performance Share Units shall be paid in the form of Company check, the amount of which shall be calculated by multiplying the fair market value per Share on the last day of the Performance Period by the number of Performance Share Units, as adjusted pursuant to the last paragraph of
Section 4.

         (g) Termination of Employment or Service Due to Death or at the Request of the Company Without Cause. In the event the employment by or service of a participant is terminated by reason of death, or by the Company without Cause during a Performance Period, unless determined otherwise by the Committee, the participant or his legal representative, as applicable, shall receive a prorated payout with respect to the Performance Shares and Performance Share Units relating to such Performance Period. The prorated payout shall be based upon the length of time that the participant held the Performance Shares or Performance Share Units during the Performance Period and the progress toward achievement of the established Performance Goals. Distribution of earned Performance Shares and Performance Share Units, if any, shall be made at the same time payments are made to participants who did not terminate employment during the applicable Performance Period.

         (h) Termination of Employment or Service for Other Reasons. In the event that a participant's employment or service terminates for any reason other than those reasons set forth in paragraph (g) of this Section 7, all Performance Shares and Performance Share Units shall be forfeited by the participant to the Company, except as otherwise determined by the Committee.

         (i) Nontransferability. Except as otherwise provided herein, no Performance Share or Performance Share Unit may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated. Further, a participant's rights under the Plan shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

SECTION 8.  INCENTIVE COMPENSATION RESTRICTED SHARES.

         Each employee participating in this Plan who also participates in the Company's Management Incentive Plan (the "Incentive Compensation Plan") may be eligible, in the Committee's sole discretion, to elect to receive all or a portion of the annual incentive compensation ("Incentive Compensation") payable to the employee under the Incentive Compensation Plan in the form of Incentive Compensation Restricted Shares. To elect the payout of all or a portion of annual Incentive Compensation in Incentive Compensation Restricted Shares, an employee must complete and submit to the Committee an Incentive Compensation Restricted Shares Election Form after the Committee has determined the factor set forth in Section 8(c)(B) and the vesting schedule of the Incentive Compensation Restricted Shares, but in any event, prior to the date established by the Committee for election of such deferral. The Incentive Compensation Restricted Shares shall be evidenced by an Incentive Compensation Restricted Shares Agreement executed on behalf of the Company by an officer designated by the Committee and accepted by the employee. Such agreement shall describe the Incentive Compensation Restricted Shares and state that such Incentive Compensation Restricted Shares are subject to all terms and provisions, not inconsistent with the Plan, as the Committee may approve. Terms and conditions of Incentive Compensation Restricted Shares shall include the following:

         (a) Deferral Election. Within such limits as the Committee may establish, any portion of annual Incentive Compensation can be elected for payout in Incentive Compensation Restricted Shares, in a dollar amount or as a percentage of total Incentive Compensation, or as a percentage of total Incentive Compensation with a stated maximum dollar amount.

         (b) Issuance of Incentive Compensation Restricted Shares. Incentive Compensation Restricted Shares will be issued on the same date that cash payouts are made under the Incentive Compensation Plan, based on the fair market value of the Shares on the date of the issuance.

         (c) Number of Shares. The number of Incentive Compensation Restricted Shares granted to an employee will equal the product of (A) that number of Shares as have an aggregate fair market value equal to the dollar amount of the annual Incentive Compensation to be received in the form of Incentive Compensation Restricted Shares multiplied by (B) a factor greater than or equal to 1.00, but less than or equal to 1.30, as determined by the Committee prior to the date established by the Committee for the deferral election to be made.

         (d) Termination of Employment Due to Death, Disability or Retirement or at the Request of the Company Without Cause. If the employee's employment is terminated by reason of death, disability or retirement or by the Company without Cause, all of the restrictions applicable to unvested Incentive Compensation Restricted Shares shall be waived and all Incentive Compensation Restricted Shares shall be immediately vested. If the employee's employment is terminated for any other reason, the Incentive Compensation Restricted Shares held by that employee will be forfeited as of the date of such termination; provided, however, that the Committee may, in its sole discretion, provide that such Incentive Compensation Restricted Shares will not so terminate. In such event, such Incentive Compensation Restricted Shares will vest in accordance with the vesting schedule set forth in the Incentive Compensation Restricted Shares Agreement or on such accelerated basis as the Committee may determine at or after grant or termination of employment.

         (e) Application of Section 6. Except to the extent inconsistent with this Section 8, the provisions of Section 6 and all other provisions of the Plan pertaining to Restricted Shares shall be applicable to Incentive Compensation Restricted Shares.

SECTION 9.  OUTSIDE DIRECTOR OPTIONS.

         (a) Administration. Outside Directors shall be eligible to participate in the Plan only as expressly set forth in this Section 9. The Committee shall have no power to determine which Outside Directors will receive Outside Director Options, the amount of such Outside Director Options, or the terms of such Outside Director Options to the extent provided in subsections (b) through (i) below. None of the provisions of Section 5 applicable to Stock Options shall be applicable to Outside Director Options.

         (b) Eligibility and Grant. Outside Director Options shall be NQSOs. All Outside Director Options shall be evidenced by a written agreement, which shall be dated as of the date on which an Outside Director Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Outside Director. Such agreement shall describe the Outside Director Options and state that such Outside Director Options are subject to all terms and provisions of the Plan.

         (c) Vesting. All Outside Director Options shall be fully vested on the date of grant.

         (d) Number of Shares. Each individual first elected or appointed to serve as a director of the Company at or after adjournment of the Company's annual meeting of shareholders (an "Annual Meeting") in 1995 who is an Outside Director shall, upon such election or appointment, automatically be granted options for that number of Shares having a fair market value of $100,000. In addition, commencing immediately after the adjournment of the Annual Meeting in 1995 and continuing on an annual basis, immediately following the adjournment of each succeeding Annual Meeting thereafter during the term of this Plan each Outside Director whose term did not expire at that Annual Meeting and who has then served as a director of the Company for a consecutive period of time which includes each of the last three Annual Meetings (i.e., including the Annual Meeting then just adjourned) shall automatically be granted additional Outside Director Options for that number of Shares having a fair market value of $50,000. For purposes of this Section 9, fair market value means the last sale price of the Shares on the applicable date (or, if no sale of Shares occurs on such date, on the next preceding date on which a sale occurred) as reported on the New York Stock Exchange Composite Tape.

         (e) Exercise Price. The exercise price per Share purchasable under an Outside Director Option shall be equal to the fair market value on the day the Outside Director Option is granted.

         (f) Maximum Term. Each Outside Director Option shall be exercisable for ten years from the date of grant; provided, however, that in the event an Outside Director's service to the Company is terminated for Cause, each Outside Director Option held by that Outside Director on the date of termination shall be canceled effective as of such termination date.

         (g) Transferability of Outside Director Options. Outside Director Options shall be transferable to the maximum extent permissible under Rule 16b-3, as amended from time to time.

         (h) Method of Exercise. Outside Director Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased. No Shares shall be transferred until full payment therefor has been made. Payment for exercise of an Outside Director Option may be made (i) in cash, (ii) by delivery of Shares already owned by the Outside Director, (iii) by delivery of cash on the extension of credit by a broker-dealer to whom the Outside Director has submitted a notice of exercise or an irrevocable election to effect such extension of credit, or (iv) by any combination of the foregoing.

         (i) Termination of Option. Except as otherwise provided herein, if an Outside Director ceases to be a member of the Board for any reason, then all Outside Director Options or any unexercised portion of such Outside Director Options which otherwise are exerciseable shall terminate unless such Outside Director Options are exercised within six months after the date such Outside Director ceases to be a member of the Board (but in no event after expiration of the original term of such Outside Director Options); provided that if such Outside Director ceases to be a member of the Board by reason of such Outside Director's death, the six-month period shall instead be a one-year period.

         (j) Applicability of Other Provisions to Outside Director Options. Except for Section 5 and except to the extent inconsistent with the provisions of this Section 9, all other terms applicable to Stock Options set forth in other sections of this Plan are applicable to Outside Director Options.

SECTION 10.  CHANGE OF CONTROL PROVISIONS.

         (a) Impact of Event. In the event of a "Change of Control" as defined in Section 10(b), the following acceleration and valuation provisions shall apply:

                  (i) On the date that such Change of Control is determined to have occurred, any or all Stock Options awarded under this Plan not previously exercisable and vested shall become fully exercisable and vested.

                  (ii) The restrictions applicable to any or all Restricted Shares, Incentive Compensation Restricted Shares, Performance Shares and Performance Share Units shall lapse and such shares and awards shall be fully vested.

         (b) Definition of "Change of Control". For purposes of Section 10(a), a "Change of Control" shall mean:

                  (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (x) the then outstanding common shares of CAH (the "outstanding CAH Common Shares") or (y) the combined voting power of the then outstanding voting securities of CAH entitled to vote generally in the election of directors (the "Outstanding CAH Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from CAH or any corporation controlled by CAH, (B) any acquisition by CAH or any corporation controlled by CAH, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by CAH or any corporation controlled by CAH or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (x), (y) and (z) of subsection (iii) of this Section 10(b); or

                  (ii) individuals who, as of the Effective Date of this Plan, constitute the Board of CAH (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of CAH; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by CAH's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) approval by the shareholders of CAH of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding CAH Common Shares and Outstanding CAH Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% (or such lower percentage as may be determined by the Board of Directors of CAH prior to such Business Combination) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns CAH or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding CAH Common Shares and Outstanding CAH Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination (including any ownership that existed in the Company or the company being acquired, if any) and (z) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) approval by the shareholders of CAH of a complete liquidation or dissolution of CAH.

SECTION 11.  AMENDMENTS AND TERMINATION.

         The Board may amend, alter or discontinue the Plan; provided, however, no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee, participant or transferee pursuant to Section 5(e) under any award theretofore granted, without the optionee's, participant's or transferee's consent, or which, without the approval of CAH's shareholders, would:

         (a) except as expressly provided in the Plan, increase the total number of Shares reserved for purposes of the Plan;

         (b) change the class of individuals eligible to participate in the Plan;

         (c) extend the maximum option period of Stock Options or Outside Director Options; or

         (d) increase materially the benefits under the Plan.

         The Committee may amend the terms of any award theretofore granted (except an Outside Director Option), prospectively or retroactively; provided no such amendment shall impair the rights of any holder without the holder's consent; provided, further, no

Stock Option may be amended so as to decrease the exercise price of such Stock Option to reflect a decrease in the fair market value of the underlying stock.

         The provisions regarding Outside Director Options pursuant to Section 9 above shall not in any case be amended more often than once in any six-month period other than to comply with changes in the Code or ERISA, or the rules thereunder.

         Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, as well as other developments.

SECTION 12.  UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made by the Company to a participant, optionee or transferee, nothing contained herein shall give any such participant, optionee or transferee any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

SECTION 13.  GENERAL PROVISIONS.

         (a) Share Transfer and Distribution. The Committee may require each person purchasing Shares pursuant to a Stock Option, Outside Director Option, Performance Share, Restricted Share or Incentive Compensation Restricted Share award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the Shares without a view to the distribution thereof. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

         The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

         (b) Additional Arrangements. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for its employees, consultants or Outside Directors.

         (c) No Right to Award or Employment. No person shall have any claim or right to be granted an award under this Plan and the grant of an award shall not confer upon any participant any right to be retained as an employee or director of CAH or any subsidiary, nor shall it interfere in any way with the right of CAH or any subsidiary to terminate the employment or service as a director of any of the Plan's participants at any time.

         (d) Tax Withholding. The Company shall have the right to require the grantee of Restricted Shares, Incentive Compensation Restricted Shares, Performance Shares or Performance Share Units or other person receiving such Shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares or, in lieu thereof, to retain, or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Shares, Incentive Compensation Restricted Shares, and Performance Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

         The Company shall also have the right to require an optionee to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the receipt by the optionee of Shares pursuant to the exercise of a Stock Option, or, in lieu thereof, to retain, or sell without notice, a number of Shares sufficient to cover the amount required to be withheld.

         (e) Beneficiaries. The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

         (f) Laws Governing. The Plan and all awards made and action taken thereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent superseded by federal law.

         (g) Government Regulation. Notwithstanding any provisions of the Plan or any agreement made pursuant to the Plan, the Company's obligations under the Plan and such agreement shall be subject to all applicable laws, rules and regulations and to such approvals as may be required by any governmental or regulatory agencies.

SECTION 14.  EFFECTIVE DATE OF PLAN.

         The Plan shall be effective on the date (the "Effective Date") it is approved by the shareholders of CAH. No grants shall be made under this Plan prior to the Effective Date.

SECTION 15.  TERM OF PLAN.

         No award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may extend beyond that date.

SECTION 16.  INDEMNIFICATION.

         No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award granted under the Plan. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under or in connection with this Plan or any award granted under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him, except a judgment based upon a finding of bad faith, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Articles of Incorporation or Code of Regulations, contained in any indemnification agreements, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

SECTION 17.  SAVINGS CLAUSE.

         In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan.

         This Plan is intended to comply in all respects with applicable law and regulation, including Code Section 422 and, with respect to Reporting Persons, Rule 16b-3. In case any one or more of the provisions of this Plan shall be held to violate or be unenforceable in any respect under Code Section 422 or Rule 16b-3, then to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Code Section 422 or Rule 16b-3 shall first be construed, interpreted, or revised retroactively to permit the Plan to be in compliance with Code Section 422 and Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to participants who are Reporting Persons or covered employees as defined under Code Section 162(m) without so restricting, limiting or conditioning this Plan with respect to other participants.

                              PROPOSED AMENDMENT TO
                               SECTION 9(d) OF THE
                              CARDINAL HEALTH, INC.
                              EQUITY INCENTIVE PLAN


         (d) Number of Shares. Each individual first elected or appointed to serve as a director of the Company at or after adjournment of the Company's annual meeting of shareholders (an "Annual Meeting") in 1997 who is an Outside Director shall, upon such election or appointment, automatically be granted options for that number of Shares having a fair market value of $150,000 (each an "Initial Grant"). In addition, commencing immediately after the adjournment of the Annual Meeting in 1997 and continuing on an annual basis, immediately following the adjournment of each succeeding Annual Meeting thereafter during the term of this Plan each Outside Director whose term did not expire at that Annual Meeting and who has then served as a director of the Company for a consecutive period of time which includes each of the last three Annual Meetings (i.e., including the Annual Meeting then just adjourned) shall automatically be granted additional Outside Director Options for that number of Shares having a fair market value of $100,000 (each an "Annual Grant"). Beginning on July 1, 2000 and on every third July 1 thereafter, the dollar value of the Initial Grants and Annual Grants shall automatically be increased under this Plan by a percentage equal to that percentage by which the fair market value per Share has increased in the immediately preceding three-year period, not to exceed a 45% aggregate increase over any such three-year period. For purposes of this Section 9, fair market value means the last sale price of the Shares on the applicable date (or, if no sale of Shares occurs on such date, on the next preceding date on which a sale occurred) as reported on the New York Stock Exchange Composite Tape.

CARDINAL HEALTH, INC.
PROXY
5555 GLENDON COURT
DUBLIN, OHIO  43016
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert D. Walter and George H. Bennett, Jr., and each of them, the attorneys and proxies of the undersigned with full power of substitution to vote as indicated herein, all the common shares, without par value, of Cardinal Health, Inc. held of record by the undersigned on September 12, 1997, at the annual meeting of shareholders to be held on November 5, 1997, or any postponements or adjournments thereof, with all the powers the undersigned would possess if then and there personally present.

1. [ ] WITH or [ ] WITHOUT authority to vote (except as marked to the contrary below) for the election of each of the nominees listed below:

       John F. Finn, John F. Havens, L. Jack Van Fossen, Robert D. Walter

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

-------------------------------------------------------------------------------

2. [ ] FOR or [ ] AGAINST or [ ] ABSTAIN -- Proposal to amend the Company's Equity Incentive Plan as described in the Company's Proxy Statement.

3. In their discretion, to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED TO ELECT THE NOMINEES DESCRIBED IN ITEM 1 ABOVE, FOR PROPOSAL 2, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Receipt of Notice of Annual Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

                                      Dated                              , 1997
                                           ------------------------------

                                           ------------------------------

                                           ------------------------------

                                           ------------------------------
                                           Signature(s) of Shareholder(s)

                                           Please sign as your name appears
                                           hereon. If shares are held jointly,
                                           all holders must sign. When signing
                                           as attorney, executor, administrator,
                                           trustee or guardian, please give your
                                           full title. If a corporation, please
                                           sign in full corporate name by
                                           president or other authorized
                                           officer. If a partnership, please
                                           sign in partnership name by
                                           authorized person, indicating where
                                           proper, official position or
                                           representative capacity.